RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs)
‐	Global Sales – Direct and Through Partnerships
‐	$8B Global Market with Current Pipeline Addressing $650MM portion of market
•	Four Consecutive Years of Profitability & Revenue Growth
‐	Revenues and Net Income through Q3'13 up 22% and 75%, respectively
•	Patented DPP® - A Platform POCT Technology
‐	Uniquely Enables Multiplexing for Higher Value Tests & Increased Sensitivity
‐	DPP® Oral Fluid HIV Test – FDA-Approved - CLIA waiver pending
‐	DPP® HIV-Syphilis Test (USAID approved; Anticipate FDA PMA Submission in Q4 2014 )
•	Growing Pipeline of DPP® Products
‐	DPP® Syphilis Screen & Confirm Test
‐	DPP® HCV Ab & HIV Ag-Ab Test
Slide 4

Our Vision & Mission

We are a provider of Point-of-Care diagnostic tests and solutions, helping people live longer and healthier lives.

Our Mission is to become a key provider in the market for rapid diagnostic Point of Care (POC) testing, through the development, manufacture, and commercialization of proprietary technology with superior performance and technical service.

Slide 5

Chembio Products are well Positioned Globally for Growth…

USA
•	Distribution through Alere (36% FY12 revenue)
•	DPP® HIV PMA approval (Dec'12) / CLIA pending
•	Funded Research Collaborations with CDC, DOD, NIH

EU
•	CE mark approval for SURECHECK® (July'13)
•	CE mark for STATPAK®, DPP® HIV HIV/Syphilis pending

AFRICA
•	Procurements primarily funded by PEPFAR, Global Fund, and WHO
•	Sales channel ; NGO-direct & through distributors (11% FY12 revenue)
•	Commercial resource deployment

SOUTH/CENTRAL AMERICA
•	Strong OEM Partnerships (FIOCRUZ, Labtest); Branded products sold to NGOs, private distributors (>50% FY12)

Slide 6

POCTs - A Growing $8B Global Market

Long-term Trend Toward  Molecular Levels of Detection

POCTs - A Growing $8B Global Market - Long-term Trend Toward Molecular Levels of Detection

CURRENT CAPABILITIES
•	Lateral Flow Technology
•	Single Parameter Tests
•	DPP® Technology Enabling
•	Improved Sensitivity, Multiplexing

R&D
•	Signal
•	Enhancement Features

POTENTIAL NEW CAPABILITIES BEING ASSESSED
•	Molecular
•	Amplification Technologies

Slide 7

Chembio's Lateral Flow Rapid HIV Tests Marketed World-Wide –

•	Total $13.5MM FY 2012
‐	76% YTD Increase to $9.1MM Through Q3YTD
•	In U.S. Market Sold Exclusively through Alere
‐	$7.8MM in FY 2012
‐	22% YTD Increase to $7.1 MM Through Q3YTD
‐	Possibility to Sell Direct in 2014
•	International Market Sold Through Multiple Channels
‐	$5.7MM in 2012
‐	172% YTD Increase Through Q3YTD vs. Comparable 2012 Period to $9.1MM YTD

See graphics

Slide 8

Chembio's DPP® Patented Point-of-Care Test Technology  -   POCTs for Early Detection & Improved Health

Proprietary Platform Technology that Uniquely Enables Multiplexing for Higher Value Tests
Increases Sensitivity as Compared with Lateral Flow Technology
Validated with Numerous Partners, Regulatory Agencies
New DPP® Patents Issued in 2013

See graphics

Slide 9

Chembio's  Pipeline: $650MM Total Addressable Market

Chembio Pipeline POCT	Total Market Opportunity	Targeted Launch
HIV POCT – U.S.	$75 MM	Q1 - 2014
HIV-Syphilis & Syphilis Screen-Confirm POCTs- U.S	$75 MM	2H - 2014
Hepatitis C POCT – U.S.	$100 MM	2016
Combined Estimated Market for Above – ex-U.S.	$400 MM	~$16MM in 2012; Significant Growth Opportunities with Current and New Products
TOTAL:	$650MM

Slide 10

Chembio POCT Market  Opportunities: HIV Rapid POCTS

Established, Growing Markets

U.S.
•	~50,000 New Infections in 2012
•	USPSTF Recommends Routine Testing
‐	ACA Expanding Coverage by 25MM+
International
•	2.5 MM New Infections Worldwide in 2012
•	Designation in PEPFAR & Other Donor-Funded Countries' Testing Protocols

See graphic

Slide 11

Chembio DPP® HIV 1/2 Assay FDA-Approved Dec. '12 CLIA Waiver Expected Q1 2014

•	Build on Established Position/Performance of Our FDA Lateral Flow Products with Only Alternative to Current ~$35MM Oral Fluid Product
•	Superior Blood Matrix Performance over Top 4 Market Share Products in Early Detection Study
•	Superior Oral Fluid Sensitivity v. Market Leader in Only Head-to-Head Study
•	User Friendly, Safe and Efficient SampleTainer™ Sample Collection System
•	Separate and Reagent-Free Oral Fluid Collection Device

See graphics

Slide 12

Additional POCT Products in Pipeline
 DPP® HIV-Syphilis and Syphilis Screen & Confirm Tests

•	DPP® HIV-Syphilis POCT
‐	Large Global Market Opportunities for Pre-Natal and MSM Screening; Up to 70% HIV-Syphilis Co-Infection in MSM
‐	Higher Prevalence of Syphilis (1.9MM) than HIV (1.5MM) in Pregnant Women
‐	International & US Regulatory Approval and Commercialization Efforts Underway
•	First Such Test to be USAID-approved
•	Anticipate FDA PMA Submission in Q4 2014
•	DPP® Syphilis Screen & Confirm POCT
‐	Eliminates Past Infections, thereby Overtreatment
‐	CE Marked
‐	Being Re-Validated with Good Progress in Q3 & Q4TD

Slide 13

Chembio's Business Strategy for Growth

•	Establish Commercial Capabilities to Increase Revenue and Maximize Profits
•	Develop, License or Acquire POCT Products & Technologies that Add Value
•	Expand & Improve Manufacturing Capabilities to Supply Our Customers

Slide 14

Commercial Strategy: Top Line Growth (Sales)

Build a Sales & Marketing Organization to Increase Our Revenue and Maximize Profits

Tactic #1:   Move up Value Stream in US Diagnostics Market "USA Direct" for Certain Products

Tactic #2:   Future Growth – New Markets and New Applications

Tactic #3:   Maximize Opportunities in Developing World Markets

Slide 15

Commercial Strategy: Top Line Growth (Sales)

Tactic #1:  Move up Value Stream in US Diagnostics Market "USA Direct" for Certain Products

US Launch Project Plan in Place
Director of Sales & Director of Marketing Candidates Being Finalized
Engaged with Distribution Partners
Ongoing Discussion and Planning around Alere Options
•	Anticipating Proposal from Alere
•	Ongoing Assessment/Readiness for Alternative Scenarios & Options

Slide 16

Commercial Strategy: Top Line Growth (Sales)

Future Growth – New Markets & New Applications

•	Tactic #2: CE Marked Products – New Market Opportunities in EU
•	International OEM – e.g. FIOCRUZ, Labtest Brazil, Other Potential OEM Agreements in Other Regions
•	Niche Market Channels with HIV Oral Fluid Test

Slide 17

Commercial Strategy: Top Line Growth (Sales)

Maximize Opportunities in Developing World Markets

Tactic #3:  Significant Opportunities for Products in Global Health Programs in Africa and South America
•	Pursue Selection for National Testing Algorithms
•	Established Sales Director in Africa in Q3 , Other Regions Under Review

Slide 18

Chembio DPP® Sales in Brazil
 Expanding Relationships and Sales Opportunities

Five DPP® Products with Brazilian MOH Supplier
•	$10.1MM 2012 Revenues
•	~$6MM Forecast 2013
New Collaboration with LabTest Brazil
•	Leading Brazilian IVD Company
•	Addressing Private & Public Markets in Brazil
•	Potential Additional Markets, Contract Manufacturing
•	Assembly & Distribution - DPP® Co-branded
•	2013 Plan = Initial Products Registrations

Slide 19

Additional Priorities & Areas of Focus:  Technology

Technology  Investment
•	New Product Launch (DPP HIV/SYP, SYP S&C)
•	Develop New Technologies (HIV 4G, HCV) that Address Healthcare Concerns
•	Identify Additional Technologies to License/Acquire that will Complement our Commercial Strategy

See graphics

Slide 20

Additional Priorities & Areas of Focus:  Operations

Manufacturing Operations
•	Process Excellence Program (Lean / Six Sigma)
•	Engineering & Automation
•	Targeted Cost Savings
‐	Productivity / Labor Efficiencies
‐	Scrap (10% Improvement from FY12)

See graphics

Slide 21

Organization & Facility

•	FDA- and USDA-Approved Development & Manufacturing Facility
•	All Company Operations in 30,600 Sq. Ft. Leased Facility in Medford, NY

TOTAL EMPLOYMENT: Approximately 200

See graphics

Slide 22

Selected Financial Data FY2008 –2012

2012
Total Revenue $25,611
Product Revenue$ 24,327
Gross Profit $10,790
R&D Expense* $4,486
Pre-Tax Income $1,451
Clinical Trial Expense $1,451

*            Non-recurring 2010 $1.5MM R&D Credit from the Affordable Care Act – excluded from 2010 R&D Exp. & 2010 Pre-Tax Income

See graphics

Slide 23
FY2010-2012 - Selected Financial Results

For the Years Ended (in 000's)	Dec 31, 2012		Dec 31, 2011			Dec 31, 2010
Net Product Revenues	$24,327		$17,422			$13,516
Non-Product Revenues	1,283		1,966			3,188
TOTAL REVENUES	25,610		19,388			16,704
GROSS MARGIN	10,790	42%	9,390		48%	8,101		48%
OPERATING COSTS:
Research and Development exp	4,486	18%	4,878		25%	2,586	**	15%
Selling,General &Administrative exp	4,852	19%	3,424		18%	2,941		18%
	9,338		8,302			5,527
INCOME FROM OPERATIONS	1,452		1,088			2,574
NET INCOME-Before Taxes	1,450	6%	1,076		6%	2,559		15%
Income tax (benefit) provision	509		(5,133	)*		46
NET INCOME	$941	4%	$6,209		32%	$2,513	**	15%
Diluted earnings (loss) per share	$0.11		$0.73			$0.29
Weighted avg shs outstanding-diluted	8,614,944		8,556,284			8,865,114

       2012 U.S. Lateral Flow HIV Sales                                   $ 7.8 MM
       2012 Ex-U.S. Lateral Flow HIV Sales           $ 5.7 MM
       2012 Brazil DPP Sales                                                                       $10.1 MM

* Reflects Tax Benefit from Capitalization of NOL
** Reflects non-recurring 2010 $1.5MM R&D Credit from the Affordable Care Act
See graphics

Slide 24
Third Quarter 2012-2013 Selected Financial Results
Third Quarter Ended (in 000's)	Sept. 30, 2013		Sept. 30, 2012
Net Product Revenues	$9,045		$4,745
Non-Product Revenues	573		262
TOTAL REVENUES	9,618		5,007
GROSS MARGIN	4,056	42%	1,729	35%
OPERATING COSTS:
Research and Development exp	1,602	17%	1,006	20%
Selling,General &Administrative exp	1,380	14%	1,208	24%
	2,982		2,214
INCOME FROM OPERATIONS	1,074		(485)
NET INCOME-Before Taxes	1,076	11%	(486)	-10%
Income tax (benefit) provision	359		(194)
NET INCOME	$717	7%	$(292)	-6%
Diluted earnings (loss) per share	$0.07		$(0.04)
Weighted avg shs outstanding-diluted	9,824,019		8,001,472

2013 - Increased Lateral Flow Revenues –  Partially Offset by Reduced Brazil DPP Revenues

Slide 25

Nine Month 2012-2013 Selected Financial Results
Nine Months Ended (in 000's)	Sept. 30, 2013		Sept. 30, 2012
Net Product Revenues	$20,420		$16,919
Non-Product Revenues	1,269		825
TOTAL REVENUES	21,689		17,744
GROSS MARGIN	9,031	42%	7,632	43%
OPERATING COSTS:
Research and Development exp	4,148	19%	3,364	19%
Selling,General &Administrative exp	3,702	17%	3,521	20%
	7,850		6,885
INCOME FROM OPERATIONS	1,181		747
NET INCOME-Before Taxes	1,192	5%	745	4%
Income tax (benefit) provision	399		295
NET INCOME	$793	4%	$450	3%
Diluted earnings (loss) per share	$0.08		$0.05
Weighted avg shs outstanding-diluted	9,433,152		8,616,917

2013 - Increased Lateral Flow Revenues – Partially Offset by Reduced Brazil DPP Revenues

Slide 26

CEMI Selected Share & Balance Sheet Data
$6MM Common Stock Public Offering Closed on April 3, 2013
 1.2MM Shares @ $5.00 per share, $5.450MM Net Proceeds

in millions except per share and daily volume data
Ticker Symbol (NASDAQ)	CEMI
Price 10/31/13	$3.72
52-Week High	$5.80
52-Week Low	$3.00
Outstanding Shares	9.32
Market Capitalization	$34.69
Fully Diluted Shares	9.99
Management's Holdings	1.55
Avg. Daily Volume (3 mos. to 10/31/13)	40,000
Average Daily Volume (Oct. 2013)	30,000

($ in 000s)                                                      Sept.'13 unaudited                                             Dec.'12
Cash	$8,046	$2,952
Total Current Assets	18,007	4,821
Total Assets	24,326	17,335
Total Current Liabilities	3,935	3,378
Total Liabilities	3,935	3,460
Stockholders' Equity	20,391	13,875
Total Liabilities & Stockholders' Equity	24,326	17,335

Options- Mgmt. & Board            Total                          Avg. Ex. Price
533K                                                                      669K                              $2.70

Slide 27

2012 & 2013 Milestones Achieved

Product Development/Regulatory
•	Received FDA PMA Approval of DPP Oral Fluid HIV Test – CLIA Waiver Pending
•	Received CE Mark for Sure Check HIV 1/2 Assay
•	USAID Approval of HV-Syphilis Test
Corporate/Operations
•	Strengthened Management Team
•	Poised for Fifth Straight Year of Sales Growth and Profitability with Strong Gains in Domestic and International Segments
•	Strengthened Balance Sheet with Common Stock Issuance, Establishing Institutional Shareholder Base
•	Increased Production Capacity to Meet Sales Growth
Commercialization
•	Entered International Assembly & Distribution Agreement w/Labtest of Brazil
•	Initial International Registrations for HIV-Syphilis ; Receiving Initial Orders

Slide 28

Anticipated Milestones - 2013-2014

Product Development/Regulatory
•	Oral Fluid HIV Test CLIA Waiver & Launch
•	FDA Submission & Approval of DPP® HIV-Syphilis Test
Corporate/Operations
•	Increase Production Capacity
•	Pursue Acquisitions or Licenses of Complementary Products/Technologies
•	Announcement of New CEO
Commercialization
•	Implement US and International Commercial Strategy, Expand Market and Sales Opportunities
•	Expand International Revenues for Lateral Flow and DPP® Products
•	New Distribution, Contract Development & OEM Deals

Slide 29

Leadership Executive Team

Executive:  Lawrence Siebert, J.D.  Chairman  & CEO
Previous Experience: 1981-1991, Partner, Stanwich Partners, Inc.; 1992-2002 Siebert
 Associates LLC, Manager; Siebert Capital Corp., President
Joined:  2002

Executive:  Richard Larkin, CPA  Chief Financial Officer
Previous Experience: 2000-2003  CFO of Visual Technology Group; 1987-2000 CFO of Protex  International Corp.
Joined:  2003

Executive:  Sharon Klugewicz, M.S.  Chief Operating Officer
Previous Experience: 20+ Years at Pall Corporation, most recently as Sr. VP - Scientific & Laboratory Services
Joined:  2012

Executive:  Javan Esfandiari, M.S.  SVP Research & Development
Previous Experience: 1993-1997, R&D Director On-Site Biotech;
1997-2000, Co-Founder of Sinovus Biotech AB (Sweden), which was acquired by Chembio in 2000
Joined:  2000

Executive:  Thomas Ippolito, VP Regulatory & Clinical Affairs
Previous Experience: 25 years experience in the development of vaccines, therapeutics and IVDs working with several major pharmaceutical, vaccine and diagnostic companies
Joined:  2005

Executive:  Michael Steele, VP Sales Marketing and Business Development
Previous Experience: 20-years of business development and strategy execution at life sciences companies Sera Care Life Sciences, Serologicals, Inc. and Corautus Genetics.
Joined:  2012

Slide 30

Leadership Independent Directors

Gary Meller, M.D., MBA – Director since 2005, Member of: Chairman Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee
President of CommSense Inc., M.D. University of New Mexico School of Medicine, MBA Harvard Business School.

Katherine L. Davis – Director since 2007, Member of: Chair of Audit Committee, Compensation Committee and Chair of Nominating and Corporate Governance Committee, Special CEO Search Committee
Owner of Davis Design Group LLC;  MBA Harvard Business School, Bachelors of Science in Mechanical Engineering from the Massachusetts Institute of Technology.

Peter Kissinger Ph.D. –Director since 2011, Member of: Audit Committee and Special CEO Search Committee
Professor of Chemistry and Associate Department Head at Purdue University; B.S. in Chemistry from Union College, Schenectady, N.Y., and a Ph.D. in Analytical Chemistry from the University of North Carolina in Chapel Hill.

Barbara DeBuono M.D., M.P.H. – Director since 2011, Member of: Compensation Committee, Chairof Special Sub-Committee for CEO Search
Senior Vice President for Market Development at TREO Solutions; B.A. from the University of Rochester, M.D. from the University of Rochester School of Medicine, and Masters in Public Health (M.P.H.) from Harvard University School of Public Health.

Slide 31

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs)
‐	Global Sales – Direct and Through Partnerships
‐	$8B Global Market with Current Pipeline Addressing $650MM Segment
•	Four Consecutive Years of Profitability & Revenue Growth
‐	Revenues and Net Income through Q3'13 up 22% and 75%, respectively
•	Patented DPP® - A Platform POCT Technology
‐	Uniquely Enables Multiplexing for Higher Value Tests & Increased Sensitivity
‐	DPP® Oral Fluid HIV Test – FDA-Approved - CLIA waiver pending
‐	DPP® HIV-Syphilis Test (USAID approved; Anticipate FDA PMA Submission in Q4 2014 )
•	Pipeline of DPP® Products
‐	DPP® Syphilis Screen & Confirm Test
‐	DPP® HCV Ab & HIV Ag-Ab Test